Exhibit 99.1

Office of the US Trustee - Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: January 2011

Required Documents	Document Attached	Previously Submitted	Explanation Attached
1. Income Statement (profit and loss statement).	( X )	( )	( )
2. Comparative Balance Sheet.	( X )	( )	( )
3. Statement of Cash Receipts and Disbursements.	( X )	( )	( )
4. Statement of Aged Receivables.	( X )	( )	( )
5. Statement of Aged Payables.	( X )	( )	( )
6. Statement of Operations, Taxes, Insurance and Personnel.	( X )	( )	( )
7. Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjury (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: /s/ Shelly L. Krasselt	Dated: February 15, 2011
Principal Accounting Officer
Title of Debtor Representative

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
	10/28/10-10/31/10	November 30, 2010	December 31, 2010	January 31, 2011
Income
Gain on sale of assets	$—	$—	$37,020	$—

Expenses
Payroll/Non-employee Officer Expenses	$1,909	$3,215	$1,970	$5,750
Occupancy	—	971	595	—
Director Fees	—	—	750	2,500
Investor Relations	692	234	—	—
Service Contracts	—	89	—	—
Ongoing Professional costs	—	1,646	2,334	12,298
Professionals	—	—	65,179	—
Interest Expense DIP loan	—	1,700	4,038	—
Loan Fee	—	100,000	—	—
Special Counsel	—	332,726	162,000	16,000
Debtor’s Counsel	—	75,540	50,854	24,139

Total Expenses	$2,601	$516,121	$287,719	$60,687

Net Loss	$(2,601)	$(516,121)	$(250,699)	$(60,687)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113.49
Investment in WIN Partners	$100,000	$100,000	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—
Real Property - Prosser Building and Land	$202,184	$202,184	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152

Owner Equity
Preferred Stock	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: January 31, 2011

Cash Receipts

Date	Description (Source)	Amount

Beginning Cash Balance		$6,098,902.05

		$—

Total Cash Receipts		$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: January 31, 2011

Cash Disbursements

Date	Check No.	Payee	Description	Amount
1/6/2011	via wire	Broadridge ICS	Investor Communication	$1,267.58
1/6/2011		AmericanWest Bank	Wire Fee	20.00
1/13/2011	1003	RR Donnelley	SEC File Preparation and Transmission	1,185.00
1/13/2011	1004	IST Shareholder Services	January 2011 Transfer Agent Services	1,333.88
1/25/2011	1005	P. Mike Taylor	January 2011 Board Fees	500.00
1/25/2011	1006	Donald H. Swartz	January 2011 Board Fees	500.00
1/25/2011	1007	Craig D. Eerkes	January 2011 Board Fees	500.00
1/25/2011	1008	Kay C. Carnes	January 2011 Board Fees	500.00	*
1/25/2011	1009	J. Frank Armijo	January 2011 Board Fees	500.00	*
1/25/2011	1010	RR Donnelley	Prepress, Print, Bind and Distribute letters	4,126.11
1/25/2011	1011	IST Shareholder Services	Out of pocket charges	635.00
1/25/2011	via wire	Morrison Foerester		136,588.76
1/25/2011	via wire	Foster Pepper		41,092.23
1/25/2011		AmericanWest Bank	Wire Fee	20.00
1/25/2011		AmericanWest Bank	Wire Fee	20.00

Total Cash Disbursements				$188,788.56

Adjustments (explain)				$—

Ending Cash Balance (must be reconcilable to the bank statement for account cited above)				$5,910,113.49

*	Noted amounts have not yet cleared the bank statement.

7 100605591

AMERICANWEST BANCORPORATION
DEBTOR IN POSSESSION

Operations TEST

Jan 31, 2011

Pg 1 of 1

Ban Control

------- Checks listed in numerical order; (*) indicates gap in sequence -------

-------------------------------- Other Debits --------------------------------

01/06/2011 Outgoing Wire Trans BROADRIDGE ICS WIRE XFER	1,267.58
01/06/2011 Wire Transfer Fee BROADRIDGE ICS WIRE XFER	20.00
01/25/2011 Outgoing Wire Trans MORRISON & FOERS WIRE XFER	136,588.76
01/25/2011 Outgoing Wire Trans FOSTER PEPPER PL WIRE XFER	41,092.23
01/25/2011 Wire Transfer Fee FOSTER PEPPER PL WIRE XFER	20.00
01/25/2011 Wire Transfer Fee MORRISON & FOERS WIRE XFER	20.00

---------------------------- Daily Ending Balance ----------------------------

7 100605591

AMERICANWEST BANCORPORATION

DEBTOR IN POSSESSION

Operations TEST

Jan 31, 2011

Pg l of 1

Ban Control

01/01/2011 Beginning Balance 6,098,902.05

0 Deposits/Other Credits + .00

13 Checks/Other Debits – 187,789.56

01/31/2011 Ending Balance 31 Days in Statement Period 5,911,113.49

Checks listed in numerical order; (*) indicates gap in sequence

Check Date Amount Check Date Amount

1003 01/20 1,185.00 1007 01/31 500.00

1004 01/20 1,333.88 1010* 01/31 4,126.11

1005 01/27 500.00 1011 01/31 635.00

1006 01/27 500.00

Other Debit

01/06/2011 Outgoing Wire Trans 1,267.58

BROADRIDGE ICS WIRE XFER

01/06/2011 Wire Transfer Fee 20.00 BROADRIDGE ICS WIRE XFER

01/25/2011 Outgoing Wire Trans 136,588.76 MORRISON & FOERS WIRE XFER

01/25/2011 Outgoing Wire Trans 41,092.23 FOSTER PEPPER PL WIRE XFER

01/25/2011 Wire Transfer Fee 20.00 FOSTER PEPPER PL WIRE XFER

01/25/2011 Wire Transfer Fee 20.00 MORRISON & FOERS WIRE XFER

Daily Ending Balance

01/01 6,098,902.05 01/20 6,095,095.59 01/27 5,916,374.60

01/06 6,097,614.47 01/25 5,917,374.60 01/31 5,911,113.49

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending January 31, 2011

Total Due	Current	Past Due	Past Due	Past Due
	(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
Prepetition
$—	$—	$—	$—	$—

Postpetition
$—	$—	$—	$—	$—

Totals
$—	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance			$—
New Accounts this Month			$—
Balance			$—
Amount Collected on Prior Accounts			$—
Closing Balance			$—
Check Figure			$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending January 31, 2011

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current	Past Due	Past Due	Past Due
			(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
	Foster Pepper	$48,184	$24,139	$9,852	$14,193	$—
	Morrison Foerster	$106,179	$16,000	$25,411	$64,767	$—
	Sandler O’Neil	$13,000	$—	$13,000	$—	$—
	US Trustee Quarterly Fees	$4,875	$4,875	$—	$—	$—
	Patrick J. Rusnak Services Performed	$1,250	$1,250	$—	$—	$—
	Jay Simmons Services Performed	$3,000	$3,000	$—	$—	$—
	Shelly L. Krasselt Services Performed	$1,500	$1,500	$—	$—	$—

	Totals	$177,988	$50,764	$48,263	$78,960	$—

	Accounts Payable Reconciliation
	Opening Balance	$306,089
	Total New Indebtedness Incurred this Month	$50,764

	Balance	$356,854

	Amount paid on Prior Accounts Payable	$178,866

	Closing Balance	$177,988

Office of the US Trustee - Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: January 31, 2011

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

The debtor expects to file a plan to distribute the sale proceeds by February 25, 2011.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes
X	: No	Identify amount, who was paid and the date paid:	N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

FEDERAL TAXES	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE

FICA	$—	$—	N/A	$—
Withholding	$—	$—	N/A	$—
Unemployment	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$1,250
Jay Simmons	EVP, General Counsel and Secretary	Services Performed	$3,000
Shelly L. Krasselt	Principal Accounting Officer	Services Performed	$1,500

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$41,092	*	$102,349	$48,184
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant		$—		$—	$—
Special Counsel	11/2/2010	$136,589	*	$404,548	$106,179
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid: Debtors Counsel $24,139; Special Counsel $16,000.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	0
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	0

Total payroll for the period	$—